SECURITIES AND EXCHANGE COMMISION
                               WASHINGTON DC 20549
                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                          Date of Report: July 16, 2004
                        (Date of earliest event reported)

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                      -------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Idaho                       000-30065                   82-0230842
         -----                       ---------                   ----------
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                             Identification #

                 501 Broadway Suite 200 Idaho Falls, Idaho 83402
                 -----------------------------------------------
            (Address and Zip Code of the Principal Executive Offices)
               Registrant's telephone number including area code:


                            (Former Name and Address)

                                 (208) 529-5337
                -------------------------------------------------
               (Registrants telephone number, including area code)

 Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934
     during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.
                               YES  [X]   NO  [ ]


                            EXPLANATION OF AMENDMENT

The Registrant, Intrepid Technology & Resources Inc., ("The Company"), filed an initial report on Form 8-K on April 26, 2004 with the Securities and Exchange Commission. This report amends Item 7., Financial Statements and Exhibits, to include the historical, pro forma, and other required financial statements for the purchase of Wright Oil and Broadway Ford"(WOBF").

ITEM 2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

On April 20, 2004, the Company completed an Asset Purchase Agreement to purchase the assets of a natural gas vehicle fueling station and current customer base of a privately held distribution and marketing company, Wright Oil and Broadway Ford a natural gas joint venture, "(WOBF") located in south eastern Idaho.

WOBF is a compressed natural gas ("CNG") processor and distributor whose clientele include Federal, commercial and municipal customers. The distribution plant is fully automated and operates on a computerized billing system with no attendant necessary at the locations. The processing plant brings the additional capability of compressing gas into cylinders that can be transported to any location requiring CNG. The purchase brings a sizeable new asset base to the Company and the WOBF operation will be accretive to earnings in 2004. Furthermore, this acquisition provides a substantial outlet for the Company's methane gas production expected to come online by late 2004. The acquisition also opens up opportunities to a large commercial base of remote customers who use considerable quantities of transported natural gas including asphalt plants and mining smelters.

The purchase, which is only the first in a series of planned marketing events, provides the Company with distribution assets and the refining facilities necessary to further process and market their natural gas production in either LNG or CNG to a wide, and geographically diverse, range of customers. With the rapid rise in the cost of traditionally produced non-renewable energy products the Company sees an abundant and lucrative market for their "Green Energy". This purchase makes the Company a fully vertically integrated producer and distributor of methane gas and associated value added products.

The agreement, an arms length transaction, between the Company and WOBF was for the purchase of the natural gas filling station assets and current customer base for $25,000 cash and 500,000 shares of the Company's common stock. The agreement also includes a provision whereby and if WOBF are able to successfully transfer an existing $300,000 government grant of the U.S. Department of Energy from the Department of Water Resources to the Company for facility upgrades, the Company will pay an additional $25,000 cash to WOBF. On April 20, 2004 the Company's common stock closed at a price of $.079 per share therefore the total value of the purchase if the grant payment is issued to the Company is $89,500. The purpose of the grant is to upgrade this existing facility to be able to store and dispense liquid natural gas as well as compressed gas. It is estimated that the facility upgrades will approximate in cost the full value of the $300,000 grant. Today the facility only dispenses compressed gas.

Intrepid Technology & Resources, Inc., is a premier technology application innovator of Biogas, bio-diesel and Ethanol products and services designed to assist in worldwide energy independence and reduce pollution (Green Energy). All of these are from renewable agriculture feedstock and industrial and agriculture waste materials.

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

a)   Pro Forma Combined Financial Statements

       Pro Forma Combined Balance Sheet December 31, 2003  . . . . . .  II-2

       Pro Forma Combined Statement of Operations at December 31, 2003  II-3

       Notes to Pro Forma Combined Financial Statement . . . . . . . .  II-4

     Pro Forma Combined Balance Sheet March 31, 2004 . . . . . . . . .  II-5
     Pro Forma Combined Statement of Operations at March 31, 2004  . .  II-6
     Notes to Pro Forma Combined Financial Statement . . . . . . . . .  II-7


These financial statements do not purport to represent the combined results of operations of the Company and WOBF that might have occurred had the WOBF acquisition been completed on such dates, nor are they indicative of future results of operations. The pro forma adjustments relate to the purchase allocation of WOBF and give effect to marking certain assets to fair market value. Other adjustments may be recorded based upon information received in the future. Such adjustments may have a significant impact on total assets, revenue, cost of operations, and other expense accounts.

These pro forma adjustments do not reflect possible costs related to environmental matters, litigation liabilities, regulatory compliance matters, integration or certain abandonment of assets, all of which could result in additional future charges. Any purchase accounting adjustments, or related costs and possible charges arising from the purchase of WOBF, may materially impact the Company's future combined financial position and combined financial results of operations. These pro forma financial statements also do not give effect to possible future sales of assets or certain of the operations or to any cost savings or other benefits of the business combination that may result from the integration of WOBF and Intrepid Technology and Resources, Inc., ("the Company").

The unaudited pro forma combined financial statements should be read in conjunction with the notes to the unaudited pro forma combined financial statements, the historical consolidated financial statements of the Company and related notes as previously filed with the Securities and Exchange Commission and incorporated herein.

                                              II-2

                              INTREPID TECHNOLOGY & RESOURCES INC.
                                PRO FORMA COMBINED BALANCE SHEET
                                           UNAUDITED
                                    (Reported in whole $$$)
                                    as of December 31, 2003

                                        Intrepid            WOBF         WOBF       Pro Forma
                                       Historical         Purchase    Operations     Combined
                                      ------------       ----------  ------------  ------------
Cash                                  $    50,427   a    $ (25,000)  $   (16,781)  $     8,646
Receivables                               417,414                                      417,414
Other assets                                9,426                                        9,426
                                      ------------                                 ------------
Total current assets                      477,267          (25,000)      (16,781)      452,267

Equipment net                              59,998           64,500                     124,498
Deferred tax asset                        361,121                                      361,121
                                      ------------                                 ------------
Total assets                          $   898,386           39,500       (16,781)  $   937,886
                                      ============                                 ============

Accounts payable                      $   236,133                                  $   236,133
Accrued liabilities                       116,698                                      116,698
Deferred compensation                     178,929                                      178,929
Term loan                                 181,435                                      181,435
Long term debt-current                     77,940                                       77,940
                                      ------------                                 ------------
Total current liabilities                 791,135                                      791,135

Common stock                              468,062   b        2,500                     470,562
Additional paid in capital              3,693,588           37,000                   3,730,588
Notes receivable-shareholders             (30,000)                                     (30,000)
Retained earnings (deficit)            (4,024,399)                       (16,781)   (4,041,180)
                                      ------------                                 ------------
Shareholders' equity                      107,251           39,500       (16,781)      129,970
                                      ------------                                 ------------

Total liabilities and shareholders'
equity                                $   898,386           39,500       (16,781)  $   921,105
                                      ============                                 ============

The accompanying notes are an integral part of these financial statements


_______________
a Intrepid paid $25,000 cash for the purchase of WOBF assets and customer base b Intrepid also gave 500,000 common shares of Intrepid Technology & Resources Inc., at a price of $.079 per share (see Item 2. above for a discussion on the complete purchase of WOBF)

                                           II-3

                           INTREPID TECHNOLOGY & RESOURCES INC.
                        PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                         UNAUDITED
                                  (Reported in whole $$$)
                               Year ended December 31, 2003


                                               Pro Forma Year Ended December 31, 2003
                                          ------------------------------------------------

                                             Intrepid          WBOF           Pro Forma
                                            Historical        Amounts         Combined
                                          ------------------------------------------------
Revenue                                   $   2,735,703   $       19,416   $    2,755,119
Direct costs                                  1,891,255           13,817        1,905,072
                                          ------------------------------------------------
Gross profit                                    844,448            5,599          850,047
Selling general & administrative expense        709,180           22,380          731,560
                                          ------------------------------------------------

Income from operations                          135,268          (16,781)         118,487
Interest expense                                (32,686)              --          (32,686)
                                          ------------------------------------------------
Net income before taxes                         102,582          (16,781)          85,801
Income taxes                                     31,813               --           31,813
                                          ------------------------------------------------

Net income                                $      70,769   $      (16,781)  $       53,988
                                          ================================================

The accompanying notes are an integral part of these financial statements

           NOTES TO PRO FORMA UNAUDITED COMBINED FINANCIAL STATEMENTS


NOTE 1. INTREPID TECHNOLOGY & RESOURCES INC., HISTORICAL.

The historical balances represent the balance sheet and results of operations for the Company as of each period indicated as previously reported in the historical consolidated financial statements of Intrepid Technology & Resources Inc.


NOTE 2. WRIGHT OIL AND BROADWAY FORD HISTORICAL.

Amounts related to WOBF are assets purchased as if the transaction occurred as of January 1, 2003.

The historical results of operations for the acquired assets and operations of WOBF, as of and for the year ended December 31, 2003 are represented for each period indicated as reported.

                                             II-5

                             INTREPID TECHNOLOGY & RESOURCES INC.
                               PRO FORMA COMBINED BALANCE SHEET
                                           UNAUDITED
                                   (Reported in whole $$$)
                                     as of March 31, 2004


                                        Intrepid           WOBF        WOBF        Pro Forma
                                       Historical        Purchase   Operations     Combined
                                      ------------       ---------  -----------  ------------
Cash                                  $   332,299   a     (25,000)      (3,367)  $   303,932
Receivables                               217,040                                    217,040
Other assets                                3,989                                      3,989
                                      ------------                               ------------
Total current assets                      553,328         (25,000)      (3,367)      524,961

Equipment net                             106,357          64,500                    170,857
Deferred tax asset                        393,910                                    393,910
                                      ------------                               ------------
Total assets                          $ 1,053,595          39,500       (3,367)  $ 1,089,728
                                      ============                               ============

Accounts payable                      $   145,488                                $   145,488
Accrued liabilities                        85,844                                     85,844
Deferred compensation                     138,963                                    138,963
Term loan                                 172,115                                    172,115
Long term debt-current                     79,567                                     79,567
                                      ------------                               ------------
Total current liabilities                 621,977                                    621,977

Common stock                              511,810   b       2,500                    514,310
Additional paid in capital              4,029,918          37,000                  4,066,918
Notes receivable-shareholders             (16,200)                                   (16,200)
Retained earnings (deficit)            (4,093,910)                      (3,367)   (4,097,277)
                                      ------------                               ------------
Shareholders' equity                      431,618          39,500       (3,367)      467,751
                                      ------------                               ------------

Total liabilities and shareholders'
equity                                $ 1,053,595          39,500       (3,367)  $ 1,089,728
                                      ============                               ============

The accompanying notes are an integral part of these financial statements


_______________
a Intrepid paid $25,000 cash for the purchase of WOBF assets and customer base b Intrepid also gave 500,000 common shares of Intrepid Technology & Resources Inc., at a price of $.079 per share (see Item 2. above for a discussion on the complete purchase of WOBF)

                                       II-6

                       INTREPID TECHNOLOGY & RESOURCES INC.
                    PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                    UNAUDITED
                             (Reported in whole $$$)
                        Three months ended March 31, 2004


                                            Intrepid        WBOF       Pro Forma
                                           Historical    Historical    Combined
                                          ------------  ------------  -----------
Revenue                                   $   414,987   $     5,389   $  420,376
Direct costs                                  288,956         3,329      292,285
                                          ------------  ------------  -----------
Gross profit                                  126,031         2,060      128,091
Selling general & administrative expense      223,546         5,427      228,973
                                          ------------  ------------  -----------

Income from operations                        (97,515)       (3,367)    (100,882)
Interest revenue                                  333            --          333
Interest expense                               (5,117)           --       (5,117)
                                          ------------  ------------  -----------
Net income before taxes                      (102,299)       (3,367)    (105,666)
Income taxes                                  (32,788)           --      (32,788)
                                          ------------  ------------  -----------

Net income                                $   (69,511)  $    (3,367)  $  (72,878)
                                          ============  ============  ===========

The accompanying notes are an integral part of these financial statements

           NOTES TO PRO FORMA UNAUDITED COMBINED FINANCIAL STATEMENTS


NOTE 1. INTREPID TECHNOLOGY & RESOURCES INC., HISTORICAL.

The historical balances represent the balance sheet and results of operations for the Company as of each period indicated as previously reported in the historical consolidated financial statements of Intrepid Technology & Resources Inc.


NOTE 2. WRIGHT OIL AND BROADWAY FORD HISTORICAL.

The historical balances represent the assets purchased and results of operations of WOBF, as of March 31, 2004 and each period indicated as reported.


NOTE 3. PRO FORMA ADJUSTMENTS.

The pro forma adjustments were made to reflect the purchase price paid for WOBF by Intrepid Technology & Resources Inc., and to reflect the acquisition as if it had occurred on January 1, 2004.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INTREPID TECHNOLOGY & RESOURCES, INC.
                                         (Registrant)


Date:  July 16, 2004          By:  /s/ Dr. Dennis D. Keiser, Chief Executive
                                   -----------------------------------------
                              Officer & President
                              -------------------


Date:  July 16, 2004          By:  /s/ Dr. Jacob D. Dustin, Vice President,
                                   ----------------------------------------
                              Secretary, and Treasurer
                              ------------------------